Exhibit 10.2

ARTISOFT, INC.

Consent, Waiver and Amendment Agreement

This Consent, Waiver and Amendment Agreement (this “Agreement”) is made and entered into as of the 25th day of September, 2004 among (i) Artisoft, Inc., a Delaware corporation (the “Company”), (ii) each of the undersigned holders (collectively, the “Series B Stockholders”) of the Company’s outstanding shares of Series B Convertible Preferred Stock, $1.00 par value per share (the “Series B Preferred”) (representing a sufficient number and interest of such holders and shares to take the actions provided for herein), and warrants (the “2001 Warrants”) to purchase Common Stock (as defined below) issued pursuant to the 2001 Purchase Agreement (as defined below) (representing a sufficient number and interest of such holders and warrants to take the actions provided for herein), (iii) each of the undersigned holders (collectively, the “Common Stockholders”) of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), constituting all of the investors (or such investors’ assignees) party to the 2002 Purchase Agreement (as defined below), and warrants (the “Warrants”) to purchase Common Stock issued pursuant to the 2003 Agreement (as defined below), and (iv) each of the undersigned holders (collectively, the “Series C Stockholders”; and, together with the Common Stockholders and Series B Stockholders, the “Stockholders”) of the Company’s outstanding shares of Series C Convertible Preferred Stock, $1.00 par value per share (the “Series C Preferred”) (representing a sufficient number and interest of such holders and shares to take the actions provided for herein), and warrants (the “2003 Warrants”) to purchase Common Stock issued pursuant to the 2003 Purchase Agreement (as defined below) (representing a sufficient number and interest of such holders and warrants to take the actions provided for herein).

WHEREAS, the Company desires to enter into a purchase agreement substantially in the form attached hereto as Exhibit A (the “2004 Purchase Agreement”) with certain investors (the “2004 Investors”) relating to the issuance and sale of Common Stock; and

WHEREAS, the Company and the Series B Stockholders are parties to a Purchase Agreement dated as of August 8, 2001, as amended (the “2001 Purchase Agreement”), and a related registration rights agreement entered into pursuant to the 2001 Purchase Agreement (the “2001 Registration Agreement”); and

WHEREAS, the Company and the Common Stockholders are parties to a Purchase Agreement dated as of August 8, 2002, as amended (the “2002 Purchase Agreement”), and a related registration rights agreement entered into pursuant to the 2002 Purchase Agreement (the “2002 Registration Agreement”); and

WHEREAS, the Company and the Common Stockholders are parties to an Agreement dated as of December 16, 2003 (the “2003 Agreement”); and

WHEREAS, the Company and the Series C Stockholders are parties to a Purchase Agreement dated as of June 27, 2003, as amended (the “2003 Purchase Agreement”), and a related registration rights agreement entered into pursuant to the 2003 Purchase Agreement (the “2003 Registration Agreement”); and

WHEREAS, the undersigned Stockholders desire that the Company and the 2004 Investors enter into the 2004 Purchase Agreement; and

WHEREAS, the parties hereto desire to make certain consents, waivers and amendments in connection with the offer, issuance and sale by the Company to the 2004 Investors of shares of Common Stock at a per share price of $1.1386 (the “Common Stock Sale”) and the other transactions contemplated by the 2004 Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto consent and agree as follows:

1.                                       Each of the undersigned Stockholders hereby consents to the 2004 Purchase Agreement and the transactions contemplated thereby, including without limitation, the Common Stock Sale.

2.                                       Each of the undersigned Series B Stockholders hereby permanently and irrevocably converts in full, pursuant to Section 4 of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Artisoft, Inc., as filed with the Secretary of State of the State of Delaware on August 8, 2001 (the “Series B Certificate”), all outstanding shares of Series B Preferred held by such Series B Stockholder into shares of Common Stock at a Conversion Price (as defined in the Series B Certificate) of $2.045455 (the “Series B Conversion”).  In connection with the Series B Conversion, each of the undersigned Series B Stockholders (a) is delivering and surrendering to the Company herewith for conversion the certificate or certificates representing all of the shares of Series B Preferred held by such Series B Stockholder (which such certificates are described on the signature pages hereto) and (b) instructs the Company to register and issue the number of whole shares of Common Stock issuable to such Series B Stockholder as a result of the Series B Conversion to and in the name of such Series B Stockholder at the address for such Series B Stockholder set forth on the stock record books of the Company.  In addition, in connection with the Series B Conversion and any other conversion of shares of Series B Preferred into Common Stock by any holder thereof, the Company and the undersigned Series B Stockholders hereby permanently and irrevocably waive in full with respect to all shares of Series B Preferred and the holders thereof, pursuant to Section 9 of the Series B Certificate, any provision of the Series B Certificate requiring the use of a specific form of notice of conversion to effect the Series B Conversion or any other conversion of shares of Series B Preferred into Common Stock by any holder thereof.  Each of the undersigned Series B Stockholders acknowledges and agrees that (i) all of the rights, preferences and privileges of the Series B Preferred set forth in the Series B Certificate including, without limitation, the provisions of Section 4D thereof relating to certain adjustments to the conversion price of the Series B Preferred are inapplicable to the transactions contemplated by the 2004 Purchase Agreement, including without limitation, the Common Stock Sale, and (ii) all such rights, preferences and privileges, including, without limitation, the right of the holders of the Series B

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Preferred to elect Series B Directors (as defined in the Series B Certificate), shall terminate as a result of the Series B Conversion.  Each of the undersigned Series B Stockholders hereby waives any application of any provisions of the Series B Certificate inconsistent with the preceding sentence to any shares of Series B Preferred and the holders thereof.  Each of the undersigned Series B Stockholders (A) agrees that the term of office of any and all Series B Directors previously elected by the holders of the Series B Preferred shall hereby terminate effective immediately and (B) permanently and irrevocably waives in full with respect to all shares of Series B Preferred and the holders thereof, pursuant to Section 9 of the Series B Certificate, any and all provisions of the Series B Certificate, including, without limitation, the provisions of Section 5 thereof, requiring or permitting the continuation or extension of such term of office following the Series B Conversion.

3.                                       The Company and each of the Series B Stockholders hereby permanently and irrevocably waive in full with respect to all persons, entities and securities with rights thereunder, pursuant to Section 9.6 of the 2001 Purchase Agreement, the application and observance of Section 7.1 of the 2001 Purchase Agreement with respect to the transactions contemplated by the 2004 Purchase Agreement, including, without limitation, the Common Stock Sale.  In addition, the Company and each of the Series B Stockholders hereby amend, pursuant to Section 9.6 of the 2001 Purchase Agreement, the 2001 Purchase Agreement as follows:

Sections 7.1 through 7.13, inclusive, of the 2001 Purchase Agreement, consisting of all of the Sections within Article 7, “Covenants and Agreements of the Company”, of the 2001 Purchase Agreement, are hereby deleted in their entirety and shall as of the date hereof and hereinafter be of no effect whatsoever.

4.                                       The undersigned Series B Stockholders hereby permanently and irrevocably waive in full with respect to all persons, entities and securities with rights thereunder, pursuant to Section 7(a) of the 2001 Registration Agreement, the application of Section 2(c)(i)(B) of the 2001 Registration Agreement, and the accrual and payment by the Company of liquidated damages pursuant thereto, during any time or period when the Company is not eligible to use the Securities and Exchange Commission’s Registration Statement on Form S-3 (“Form S-3”) to meet the Company’s registration obligations under such agreement until March 31, 2005.

5.                                       The Company and each of the undersigned Series B Stockholders hereby amend, pursuant to Section 21 of all of the 2001 Warrants, all of the 2001 Warrants as follows:

Section 8(e) of all of the 2001 Warrants is hereby amended to delete in its entirety the first sentence of such Section 8(e), which such sentence shall hereinafter be of no effect whatsoever.  Sections 8(g)-(h) of all of

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the 2001 Warrants are hereby deleted in their entirety and shall hereinafter be of no effect whatsoever.

6.                                       The Company and all of the Common Stockholders hereby permanently and irrevocably waive in full, pursuant to Section 9.6 of the 2002 Purchase Agreement, the application and observance of Section 7.1 of the 2002 Purchase Agreement with respect to the transactions contemplated by the 2004 Purchase Agreement, including, without limitation, the Common Stock Sale.

7.                                       The Company and all of the Common Stockholders, hereby (a) permanently and irrevocably waive in full, pursuant to Section 9.6 of the 2002 Purchase Agreement, the application and observance of Section 7.10 of the 2002 Purchase Agreement with respect to the transactions contemplated by the 2004 Purchase Agreement, including, without limitation, the Common Stock Sale, and (b) acknowledge that neither the 2004 Purchase Agreement nor the transactions contemplated thereby, including, without limitation, the Common Stock Sale, will cause, result in or otherwise trigger (i) an adjustment to the Purchase Price (as defined in the 2002 Purchase Agreement) of the Shares (as defined in the 2002 Purchase Agreement) or (ii) the obligation of the Company to issue, sell or deliver any shares of Common Stock, or to pay any penalty, pursuant to Section 7.10 of the 2002 Purchase Agreement. The Company and all of the Common Stockholders hereby amend, pursuant to Section 9.6 of the 2002 Purchase Agreement, the 2002 Purchase Agreement as follows:

Sections 7.1 through 7.11, inclusive, of the 2002 Purchase Agreement, constituting all of the Sections within Article 7, “Covenants and Agreements of the Company”, of the 2002 Purchase Agreement, are hereby deleted in their entirety and shall as of the date hereof and hereinafter be of no effect whatsoever.

8.                                       The undersigned Common Stockholders hereby permanently and irrevocably waive in full, pursuant to Section 7(a) of the 2002 Registration Agreement, the application of Section 2(c)(i)(B) of the 2002 Registration Agreement during any time or period when the Company is not eligible to use Form S-3 to meet the Company’s registration obligations under such agreements until March 31, 2005.

9.                                       The Company and each of the undersigned Common Stockholders hereby amend, pursuant to Section 20 of each of the Warrants, each of the Warrants as follows:

Section 8(d) of each of the Warrants is hereby amended to delete in its entirety the first sentence of such Section 8(d), which such sentence shall hereinafter be of no effect whatsoever.

10.                                 Each of the undersigned Series C Stockholders hereby converts, pursuant to Section 4 of the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of Artisoft, Inc., as filed with the Secretary of State of the State of Delaware on September 9, 2003 (the “Series C Certificate”), all

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outstanding shares of Series C Preferred held by such Series C Stockholder into shares of Common Stock at a Conversion Price (as defined in the Series C Certificate) of $1.50 (the “Series C Conversion”).  In connection with the Series C Conversion, each of the undersigned Series C Stockholders (a) is delivering and surrendering to the Company herewith for conversion the certificate or certificates representing all of the shares of Series C Preferred held by such Series C Stockholder (which such certificates are described on the signature pages hereto) and (b) instructs the Company to register and issue the number of whole shares of Common Stock issuable to such Series C Stockholder as a result of the Series C Conversion to and in the name of such Series C Stockholder at the address for such Series C Stockholder set forth on the stock record books of the Company.  In addition, in connection with the Series C Conversion, the Company and the undersigned Series C Stockholders hereby permanently and irrevocably waive in full with respect to all shares of Series C Preferred and the holders thereof, pursuant to Section 9 of the Series C Certificate, (i) any provision of the Series C Certificate requiring the use of a specific form of notice of conversion to effect the Series C Conversion or any other conversion of shares of Series C Preferred into Common Stock by any holder thereof, (ii) any provision of the Series C Certificate requiring or otherwise obligating the Company to issue or deliver any shares of Common Stock, or certificates therefor, issuable in connection with or pursuant to the Series C Conversion or any other conversion of shares of Series C Preferred into Common Stock by any holder thereof within any specified time period other than promptly after the receipt by the Company of written notice of such conversion and the surrender of the certificate or the certificates representing the shares of Series C Preferred to be so converted, and (iii) all of the provisions of Sections 4B(2) and 4B(4) of the Series C Certificate. Each of the undersigned Series C Stockholders acknowledges and agrees that (A) all of the rights, preferences and privileges of the Series C Preferred set forth in the Series C Certificate including, without limitation, the provisions of Section 4D thereof relating to certain adjustments to the conversion price of the Series C Preferred are inapplicable to the transactions contemplated by the 2004 Purchase Agreement, including without limitation, the Common Stock Sale, and (B) all such rights, preferences and privileges, including, without limitation, the right of the holders of the Series C Preferred to elect Series C Directors (as defined in the Series C Certificate), shall terminate as a result of the Series C Conversion.  Each of the undersigned Series C Stockholders hereby waives any application of any provisions of the Series C Certificate inconsistent with the preceding sentence to any shares of Series C Preferred and the holders thereof.  Each of the undersigned Series C Stockholders (I) agrees that the term of office of any and all Series C Directors previously elected by the holders of the Series C Preferred shall hereby terminate effective immediately and (II) permanently and irrevocably waives in full with respect to all shares of Series C Preferred and the holders thereof, pursuant to Section 9 of the Series C Certificate, any and all provisions of the Series C Certificate, including, without limitation, the provisions of Section 5 thereof, requiring or permitting the continuation or extension of such term of office following the Series C Conversion.

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11.                                 The Company and each of the Series C Stockholders hereby permanently and irrevocably waive in full with respect to all persons, entities and securities with rights thereunder, pursuant to Section 9.6 of the 2003 Purchase Agreement, the application and observance of Section 7.1 of the 2003 Purchase Agreement with respect to the transactions contemplated by the 2004 Purchase Agreement, including, without limitation, the Common Stock Sale.  In addition, the Company and each of the Series C Stockholders hereby amend, pursuant to Section 9.6 of the 2003 Purchase Agreement, the 2003 Purchase Agreement as follows:

Sections 7.1 through 7.11, inclusive, of the 2003 Purchase Agreement, consisting of all of the Sections within Article 7, “Covenants and Agreements of the Company”, of the 2003 Purchase Agreement, are hereby deleted in their entirety and shall as of the date hereof and hereinafter be of no effect whatsoever.

12.                                 The undersigned Series C Stockholders hereby permanently and irrevocably waive in full with respect to all persons, entities and securities with rights thereunder, pursuant to Section 7(a) of the 2003 Registration Agreement, the application of Section 2(c)(i)(B) of the 2003 Registration Agreement, and the accrual and payment by the Company of liquidated damages pursuant thereto, during any time or period when the Company is not eligible to use Form S-3 to meet the Company’s registration obligations under such agreement until March 31, 2005.

13.                                 The Company and each of the undersigned Series C Stockholders hereby amend, pursuant to Section 20 of all of the 2003 Warrants, all of the 2003 Warrants as follows:

Section 8(e) of all of the 2003 Warrants is hereby amended to delete in its entirety the first sentence of such Section 8(e), which such sentence shall hereinafter be of no effect whatsoever.  Sections 8(g)-(h) of all of the 2003 Warrants, are hereby deleted in their entirety and shall hereinafter be of no effect whatsoever.

14.                                 Except as provided for in the immediately succeeding sentence, this Agreement, including, without limitation, all actions, consents, waivers, amendments and conversions contemplated hereby, shall be effective in all respects as of September 27, 2004.  Paragraphs 5 and 13 of this Agreement shall be effective in all respects as of the date immediately after the date of the consummation of the Common Stock Sale (so that the provisions of Section 8 of the respective warrants referenced therein are applicable to the Common Stock Sale).

15.                                 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed via facsimile, which shall be deemed an original.  If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity or

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enforceability of any other provision and of the entire Agreement shall not be affected.  Upon execution of this Agreement by the requisite number and interest of such holders and shares to take the actions provided for herein, the validity of any waiver, consent or amendment made hereunder shall be unaffected by the failure of any one or more stockholders of the Company to execute this Agreement.

16.                                 This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware except as to its conflicts of law principles.

17.                                 The proposed Common Stock Sale has not been publicly announced, and any public announcement may not include all terms of the proposed Common Stock Sale.  Each of the stockholders hereby agrees to hold in confidence the 2004 Purchase Agreement, this Agreement, the Common Stock Sale, all of the terms thereof and all of the transactions contemplated thereby until such time as the material terms thereof are publicly disclosed by the Company (which the Company agrees to do in compliance with applicable law).

* * * * *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ARTISOFT, INC.

By:	/s/Duncan G. Perry
Name: Duncan G. Perry
Title: Chief Financial Officer

SPECIAL SITUATIONS FUND III, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  1,140,000 (Cert. Nos. 5 & 9)

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  530,785

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  0

Warrant to purchase shares of Common Stock:  847,600 (2001 Purchase Agreement)

Warrant to purchase shares of Common Stock:  292,400 (2001 Purchase Agreement)

Warrant to purchase shares of Common Stock:  44,842 (2003 Agreement)

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  380,000 (Cert. Nos. 6 & 10)

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  176,946

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  0

Warrant to purchase shares of Common Stock:  98,000 (2001 Purchase Agreement)

Warrant to purchase shares of Common Stock:  282,000 (2001 Purchase Agreement)

Warrant to purchase shares of Common Stock:  14,952 (2003 Agreement)

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  380,000 (Cert. Nos. 7 & 11)

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  176,946

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  0

Warrant to purchase shares of Common Stock:  98,000 (2001 Purchase Agreement)

Warrant to purchase shares of Common Stock:  282,000 (2001 Purchase Agreement)

Warrant to purchase shares of Common Stock:  14,952 (2003 Agreement)

SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  32,730 (Cert. No. 19)

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  15,238

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  0

Warrant to purchase shares of Common Stock:  5,455 (2001 Purchase Agreement)

Warrant to purchase shares of Common Stock:  1,288 (2003 Agreement)

SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.

By:	/s/ David M. Greenhouse
Name: David M. Greenhouse
Title: Managing Director

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  167,270 (Cert. No. 18)

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  77,879

Warrant to purchase shares of Common Stock:  27,879 (2001 Purchase Agreement)

Warrant to purchase shares of Common Stock:  6,576 (2003 Agreement)

ALICE ANN CORPORATION
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-7)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

ROBERT G. ALLISON
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  30,000 (Cert. No. C-8)

Warrant to purchase shares of Common Stock:  30,000 (2003 Purchase Agreement)

GARY A. BERGREN
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-10)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

CRAIG L. CAMPBELL
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-12)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

ANNE S. CHUDNOFSKY
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  16,000 (Cert. No. C-13)

Warrant to purchase shares of Common Stock:  16,000 (2003 Purchase Agreement)

CONSTABLE CAPITAL, LLC

By:	Constable Advisors, LLC
Its managing member

By:	/s/Donald M. Constable
Name: Donald M. Constable
Title: Managing Member

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  159,000 (Cert. No. C-35)

Warrant to purchase shares of Common Stock:  159,000 (2003 Purchase Agreement)

CONSTABLE CAPITAL QP, LLC

By:	Constable Advisors, LLC
Its managing member

By:	/s/Donald M. Constable/Rick Hartfield
Name: Donald M. Constable/Rick Hartfield
Title: Managing Member/Analyst

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
   subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  141,000 (Cert. Nos. C-33 & C-34)

Warrant to purchase shares of Common Stock:  68,793 (2003 Purchase Agreement)

Warrant to purchase shares of Common Stock:  72,207 (2003 Purchase Agreement)

DANIEL S. & PATRICE M. PERKINS JOINT WROS
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  30,000 (Cert. No. C-28)

Warrant to purchase shares of Common Stock:  30,000 (2003 Purchase Agreement)

DAVID C. & CAROLE A. BROWN TTEE’S FBO DAVID C. & CAROLE A. BROWN REV TR U/A DTD 10/23/97
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-11)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

DAVID M. WESTRUM TTEE FBO DAVID M. WESTRUM REV LIV TRUST
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  30,000 (Cert. No. C-37)

Warrant to purchase shares of Common Stock:  30,000 (2003 Purchase Agreement)

DONALD O. & JANET M. VOIGHT TTEE’S FBO JANET M. VOIGHT TR U/D DTD 8/29/96
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  16,000 (Cert. No. C-25)

Warrant to purchase shares of Common Stock:  16,000 (2003 Purchase Agreement)

DR. PAUL C. & NANCY S. SEEL JT WROS
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-22)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

DENNIS D. GONYEA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-16)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

DOROTHY J. HOEL

By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-17)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

PATHFINDER VENTURES II, L.L.C.

By:	/s/ Steven C. Zahnow
Name: Steven C. Zahnow
Title: Managing Member of RRS Ventures, L.L.C. Manager of Pathfinder Ventures II, L.L.C.

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  1,400,000 (Cert. No. C-1)

Warrant to purchase shares of Common Stock:  1,400,000 (2003 Purchase Agreement)

JOHN T. POTTER
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-21)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

E. TERRY SKONE

By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  30,000 (Cert. No. C-23)

Warrant to purchase shares of Common Stock:  30,000 (2003 Purchase Agreement)

USB PIPER JAFFRAY AS CUSTODIAN FBO BRADLEY A. ERICKSON IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  30,000 (Cert. No. C-15)

Warrant to purchase shares of Common Stock:  30,000 (2003 Purchase Agreement)

USB PIPER JAFFRAY AS CUSTODIAN FBO CHARLES W. PAPPAS IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-19)

Warrants to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

USB PIPER JAFFRAY AS CUSTODIAN FBO DAVID H. POTTER IRA ROLLOVER
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-29)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

USB PIPER JAFFRAY AS CUSTODIAN FBO JAMES G. PETERS IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  15,000 (Cert. No. C-30)

Warrant to purchase shares of Common Stock:  15,000 (2003 Purchase Agreement)

USB PIPER JAFFRAY AS CUSTODIAN FBO RICHARD C. PERKINS IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-18)

Warrants to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

USB PIPER JAFFRAY AS CUSTODIAN FBO ROBERT H. CLAYBURGH IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-14)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

MANUEL A. VILLAFANA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-24)

Warrant to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

SHAWN P. WEINAND
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-26)

Warrants to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

WILLIAM H. BAXTER TTEE FBO WILLIAM H. BAXTER REV TR U/A DTD 7/3/96
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  20,000 (Cert. No. C-9)

Warrants to purchase shares of Common Stock:  20,000 (2003 Purchase Agreement)

/s/ Gary S. Kohler
Gary S. Kohler

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  0

Warrants to purchase shares of Common Stock:  66,667 (2003 Purchase Agreement)

/s/ Richard C. Perkins
Richard C. Perkins

Number of Shares of Series B Preferred surrendered herewith for conversion into Common Stock:  0

Number of Shares of Common Stock
subject to the 2002 Purchase Agreement:  0

Number of Shares of Series C Preferred surrendered herewith for conversion into Common Stock:  0

Warrants to purchase shares of Common Stock:  30,000 (2003 Purchase Agreement)